Exhibit 21.1

LIST OF SUBSIDIARIES
Entity Name	Jurisdiction of Organization
2012 CMBS-I GP LLC	Delaware
2012 CMBS-I Management LLC	Delaware
2012 CMBS-II GP LLC	Delaware
2012 CMBS-II Management LLC	Delaware
2012 CMBS-III GP LLC	Delaware
2012 CMBS-III Management LLC	Delaware
AA Direct GP, LLC	Delaware
A-A Mortgage Opportunities Corp.	Delaware
AAA Associates (Co-Invest VII GP), Ltd.	Cayman Islands
AAA Associates (Co-Invest VII), L.P.	Cayman Islands
AAA Associates, L.P.	Guernsey
AAA Guernsey Limited	Guernsey
AAA Holdings GP Limited	Guernsey
AAA Holdings, L.P.	Guernsey
AAA Life Re Carry, L.P.	Cayman Islands
AAA MIP Limited	Guernsey
AAM GP Ltd.	Cayman Islands
AAM Holdings, L.P.	Cayman Islands
AAME UK CM, LLC	Anguilla
ACC Advisors A/B, LLC	Delaware
ACC Advisors C, LLC	Delaware
ACC Advisors D, LLC	Delaware
ACC Management, LLC	Delaware
ACE Credit Advisors GP, LLC	Cayman Islands
ACE Credit Advisors, LP	Cayman Islands
ACE Credit Management, LLC	Delaware
ACF Europe Management, LLC	Delaware
Acra Re Ltd.	Bermuda
ACREFI Management, LLC	Delaware
AEM GP, LLC	Delaware
AES Advisors II GP, LLC	Delaware
AES Advisors II, L.P.	Cayman Islands
AES Co-Investors II, LLC	Delaware
AGM Incentive Pool, L.P.	Cayman Islands
AGM India Advisors Private Limited	India
AGM Marketing Pool, L.P.	Cayman Islands
AGRE - CRE Debt Manager, LLC	Delaware
AGRE - DCB, LLC	Delaware
AGRE - E2 Legacy Management, LLC	Delaware
AGRE Asia Pacific Legacy Management, LLC	Delaware
AGRE Asia Pacific Management, LLC	Delaware
AGRE Asia Pacific Real Estate Advisors GP, Ltd.	Cayman Islands
AGRE Asia Pacific Real Estate Advisors, L.P.	Cayman Islands
AGRE CMBS GP II LLC	Delaware
AGRE CMBS GP LLC	Delaware
AGRE CMBS Management II LLC	Delaware

AGRE CMBS Management LLC	Delaware
AGRE Debt Fund I GP, Ltd.	Cayman Islands
AGRE Europe Co-Invest Advisors GP, LLC	Marshall Islands
AGRE Europe Co-Invest Advisors, L.P.	Marshall Islands
AGRE Europe Co-Invest Management GP, LLC	Marshall Islands
AGRE Europe Co-Invest Management, L.P.	Marshall Islands
AGRE Europe Legacy Management, LLC	Delaware
AGRE Europe Management, LLC	Delaware
AGRE GP Holdings, LLC	Delaware
AGRE Hong Kong Management, LLC	Delaware
AGRE NA Legacy Management, LLC	Delaware
AGRE NA Management, LLC	Delaware
AGRE U.S. Real Estate Advisors Cayman, Ltd.	Cayman Islands
AGRE U.S. Real Estate Advisors GP, LLC	Delaware
AGRE U.S. Real Estate Advisors, L.P.	Cayman Islands
AGRE U.S. Senior Living Advisors, L.P.	Cayman Islands
AGRE U.S. Senior Living Management, LLC	Delaware
AGRE-E Legacy Management, LLC	Delaware
AHL 2014 Investor GP, Ltd.	Cayman Islands
AIF III Management, LLC	Delaware
AIF IX Management, LLC	Delaware
AIF V Management, LLC	Delaware
AIF VI Management Pool Investors, L.P.	Delaware
AIF VI Management, LLC	Delaware
AIF VII Management, LLC	Delaware
AIF VIII Management, LLC	Delaware
AIM (P2) Anguilla, LLC	Anguilla
AIM Pool Investors, L.P.	Delaware
AION Co-Investors (D) Ltd	Mauritius
ALM Funding Ltd.	Cayman Islands
ALME Loan Funding II Designated Activity Company	Ireland
ALME Loan Funding III Designated Activity Company	Ireland
AMH Holdings (Cayman), L.P.	Cayman Islands
AMH Holdings GP, Ltd.	Cayman Islands
AMI (Holdings), LLC	Delaware
AMI (Luxembourg) S.a r.l.	Luxembourg
ANRP EPE GenPar, Ltd.	Cayman Islands
ANRP II GenPar, Ltd.	Cayman Islands
ANRP Talos GenPar, Ltd.	Cayman Islands
AP AOP VII Transfer Holdco, LLC	Delaware
AP ARX Co-Invest GP, LLC	Cayman Islands
AP Dakota Co-Invest GP, LLC	Delaware
AP Elbow Co-Invest GP, LLC	Cayman Islands
AP EPF III Helix Co-Invest GP, LLC	Cayman Islands
AP Inception Co-Invest GP, LLC	Delaware
AP Special Sits Lowell Holdings GP, LLC	Delaware
AP Transport LLC	Delaware
AP TSL Funding, LLC	Delaware
AP VIII Olympus VoteCo, LLC	Delaware

AP VIII Prime Security Services Management, LLC	Delaware
AP ZWP Holdings LLC	Delaware
AP-CB Servicer, LLC	Delaware
APH HFA Holdings GP, Ltd.	Cayman Islands
APH HFA Holdings, L.P.	Cayman Islands
APH Holdings (DC), L.P.	Cayman Islands
APH Holdings (FC), L.P.	Cayman Islands
APH Holdings, L.P.	Cayman Islands
APH I (Sub I), Ltd.	Cayman Islands
APH III (Sub I), Ltd.	Cayman Islands
APO (FC II), LLC	Anguilla
APO (FC III), LLC	Cayman Islands
APO (FC), LLC	Anguilla
APO Asset Co., LLC	Delaware
APO Corp (Holdings Parent), L.P.	Delaware
APO Corp Holdings (2P DC), Inc.	Delaware
APO Corp.	Delaware
APO MidCap B Holdings, LLC	Delaware
APO UK (FC), Limited	England and Wales
Apollo Accord Advisors GP II, LLC	Cayman Islands
Apollo Accord Advisors II, L.P.	Cayman Islands
Apollo Accord Advisors, LLC	Delaware
Apollo Accord Co-Investors (D), L.P.	Delaware
Apollo Accord Co-Investors II (D), L.P.	Delaware
Apollo Accord Management II, LLC	Delaware
Apollo Accord Management, LLC	Delaware
Apollo Achilles Co-Invest GP, LLC	Anguilla
Apollo Administration GP Ltd.	Cayman Islands
Apollo Advisors (Mauritius) Ltd.	Mauritius
Apollo Advisors (MHE), LLC	Delaware
Apollo Advisors Highlands Co-Invest GP, LLC	Delaware
Apollo Advisors IV, L.P.	Cayman Islands
Apollo Advisors IX (EH), L.P.	Cayman Islands
Apollo Advisors IX (EH), S.a r.l.	Luxembourg
Apollo Advisors IX (EH-GP), LLC	Cayman Islands
Apollo Advisors IX, L.P.	Cayman Islands
Apollo Advisors V (EH Cayman), L.P.	Cayman Islands
Apollo Advisors V (EH), LLC	Anguilla
Apollo Advisors V, L.P.	Cayman Islands
Apollo Advisors VI (APO DC), L.P.	Cayman Islands
Apollo Advisors VI (APO DC-GP), LLC	Delaware
Apollo Advisors VI (APO FC), L.P.	Cayman Islands
Apollo Advisors VI (APO FC-GP), LLC	Anguilla
Apollo Advisors VI (EH), L.P.	Cayman Islands
Apollo Advisors VI (EH-GP), Ltd.	Cayman Islands
Apollo Advisors VI, L.P.	Cayman Islands
Apollo Advisors VII (APO DC), L.P.	Cayman Islands
Apollo Advisors VII (APO DC-GP), LLC	Delaware
Apollo Advisors VII (APO FC), L.P.	Cayman Islands

Apollo Advisors VII (APO FC-GP), LLC	Anguilla
Apollo Advisors VII (EH), L.P.	Cayman Islands
Apollo Advisors VII (EH-GP), Ltd	Cayman Islands
Apollo Advisors VII, L.P.	Cayman Islands
Apollo Advisors VIII (APO DC), L.P.	Cayman Islands
Apollo Advisors VIII (APO DC-GP), LLC	Delaware
Apollo Advisors VIII (APO FC), L.P.	Cayman Islands
Apollo Advisors VIII (APO FC-GP), Ltd.	Cayman Islands
Apollo Advisors VIII (EH), L.P.	Cayman Islands
Apollo Advisors VIII (EH-GP), Ltd.	Cayman Islands
Apollo Advisors VIII, L.P.	Cayman Islands
Apollo AGER Co-Investors Management, LLC	Cayman Islands
Apollo AGRE APREF Co-Investors (D), L.P.	Cayman Islands
Apollo AGRE Prime Co-Investors (D), LLC	Anguilla
Apollo AGRE USREF Co-Investors (B), LLC	Delaware
Apollo AIE II Co-Investors (B), L.P.	Cayman Islands
Apollo AION Capital Partners (APO DC), L.P.	Delaware
Apollo AION Capital Partners (APO DC-GP), LLC	Delaware
Apollo AION Capital Partners GP, LLC	Delaware
Apollo AION Capital Partners, L.P.	Cayman Islands
Apollo AJB Management, LLC	Delaware
Apollo ALS Holdings II GP, LLC	Delaware
Apollo ALST GenPar, Ltd.	Cayman Islands
Apollo ALST Voteco, LLC	Delaware
Apollo Alteri Investments Advisors, L.P.	Cayman Islands
Apollo Alteri Investments Management, Ltd.	Cayman Islands
Apollo Alternative Assets GP Limited	Cayman Islands
Apollo Alternative Assets, L.P.	Cayman Islands
Apollo Alternative Credit Long Short Advisors LLC	Delaware
Apollo Alternative Credit Long Short Fund L.P.	Delaware
Apollo Alternative Credit Long Short Management LLC	Delaware
Apollo A-N Credit Advisors (APO FC Delaware), L.P.	Delaware
Apollo A-N Credit Advisors (APO FC-GP), LLC	Delaware
Apollo A-N Credit Co-Investors (FC-D), L.P.	Delaware
Apollo A-N Credit Management, LLC	Delaware
Apollo ANRP Advisors (APO DC), L.P.	Cayman Islands
Apollo ANRP Advisors (APO DC-GP), LLC	Delaware
Apollo ANRP Advisors (APO FC), L.P.	Cayman Islands
Apollo ANRP Advisors (APO FC-GP), LLC	Anguilla
Apollo ANRP Advisors (IH), L.P.	Cayman Islands
Apollo ANRP Advisors (IH-GP), LLC	Anguilla
Apollo ANRP Advisors II (APO DC), L.P.	Cayman Islands
Apollo ANRP Advisors II (APO DC-GP), LLC	Delaware
Apollo ANRP Advisors II (IH), L.P.	Cayman Islands
Apollo ANRP Advisors II (IH-GP), LLC	Cayman Islands
Apollo ANRP Advisors II, L.P.	Cayman Islands
Apollo ANRP Advisors III (P1 APO DC), L.P.	Cayman Islands
Apollo ANRP Advisors III (P1 APO DC-GP), LLC	Cayman Islands
Apollo ANRP Advisors III (P2), L.P.	Cayman Islands

Apollo ANRP Advisors III, L.P	Cayman Islands
Apollo ANRP Advisors, L.P.	Cayman Islands
Apollo ANRP Capital Management II, LLC	Delaware
Apollo ANRP Capital Management III, LLC	Cayman Islands
Apollo ANRP Capital Management, LLC	Delaware
Apollo ANRP Co-Investors (D), L.P.	Delaware
Apollo ANRP Co-Investors (DC-D), L.P.	Delaware
Apollo ANRP Co-Investors (FC-D), LP	Anguilla
Apollo ANRP Co-Investors (IH-D), LP	Anguilla
Apollo ANRP Co-Investors II (D), L.P.	Delaware
Apollo ANRP Co-Investors II (DC-D), L.P.	Delaware
Apollo ANRP Co-Investors II (IH-D), L.P.	Cayman Islands
Apollo ANRP Co-Investors III (D), L.P	Delaware
Apollo ANRP Co-Investors III (DC-D), L.P.	Delaware
Apollo ANRP Fund Administration, LLC	Delaware
Apollo ANRP Management III, LLC	Delaware
Apollo APC Advisors, L.P.	Cayman Islands
Apollo APC Capital Management, LLC	Anguilla
Apollo APC Management GP, LLC	Delaware
Apollo APC Management, L.P.	Delaware
Apollo Arrowhead Management, LLC	Delaware
Apollo Asia Administration, LLC	Delaware
Apollo Asia Advisors, L.P.	Cayman Islands
Apollo Asia Capital Management, LLC	Delaware
Apollo Asia Hurstville Co-Investment Advisors L.P.	Cayman Islands
Apollo Asia Link Coinvestment Advisors, L.P.	Cayman Islands
Apollo Asia Management GP, LLC	Delaware
Apollo Asia Management, L.P.	Delaware
Apollo Asia Real Estate AAC Advisors, L.P.	Cayman Islands
Apollo Asia Real Estate Advisors (APO DC), L.P.	Delaware
Apollo Asia Real Estate Advisors (APO DC-GP), LLC	Delaware
Apollo Asia Real Estate Advisors GP, LLC	Delaware
Apollo Asia Real Estate Advisors, L.P.	Cayman Islands
Apollo Asia Real Estate Co-Investors (FC-D), Ltd.	Cayman Islands
Apollo Asia Real Estate Management, LLC	Delaware
Apollo Asia Sprint Co-Investment Advisors, L.P.	Cayman Islands
Apollo Asian Infrastructure Management, LLC	Delaware
Apollo ASPL Management, LLC	Delaware
Apollo Asset Management Europe LLP	England and Wales
Apollo Asset Management Europe PC LLP	England and Wales
Apollo Athene Strategic Partnership Advisors, LLC	Cayman Islands
Apollo Athlon GenPar, Ltd.	Cayman Islands
Apollo Athora Advisors GP, LLC	Delaware
Apollo Athora Advisors, L.P.	Cayman Islands
Apollo Atlas Advisors (APO FC), L.P.	Cayman Islands
Apollo Atlas Advisors (APO FC-GP), LLC	Cayman Islands
Apollo Atlas Management, LLC	Delaware
Apollo Belenos Management LLC	Delaware
Apollo BSL Management, LLC	Delaware

Apollo Capital Credit Management, LLC	Delaware
Apollo Capital Efficient Advisors, LLC	Delaware
Apollo Capital Efficient Co-Investors (D), L.P.	Delaware
Apollo Capital Management GP, LLC	Delaware
Apollo Capital Management IV, Inc.	Cayman Islands
Apollo Capital Management IX, LLC	Delaware
Apollo Capital Management V, Inc.	Cayman Islands
Apollo Capital Management VI, LLC	Delaware
Apollo Capital Management VII, LLC	Delaware
Apollo Capital Management VIII, LLC	Delaware
Apollo Capital Management, L.P.	Delaware
Apollo Centre Street Advisors (APO DC), L.P.	Delaware
Apollo Centre Street Advisors (APO DC-GP), LLC	Delaware
Apollo Centre Street Co-Investors (DC-D), L.P.	Delaware
Apollo Centre Street Management, LLC	Delaware
Apollo CERPI Management LLC	Delaware
Apollo CIP European SMAs & CLOs, L.P.	Cayman Islands
Apollo CIP GenPar, Ltd.	Cayman Islands
Apollo CIP Global SMAs (FC), L.P.	Cayman Islands
Apollo CIP Global SMAs, L.P.	Cayman Islands
Apollo CIP Hedge Funds (FC), L.P.	Cayman Islands
Apollo CIP Hedge Funds, L.P.	Cayman Islands
Apollo CIP Partner Pool, L.P.	Cayman Islands
Apollo CIP Professionals, L.P.	Delaware
Apollo CIP Structured Credit, L.P.	Cayman Islands
Apollo CIP US SMAs, L.P.	Cayman Islands
Apollo CKE GP, LLC	Delaware
Apollo COF I Capital Management, LLC	Delaware
Apollo COF II Capital Management, LLC	Delaware
Apollo COF Investor, LLC	Delaware
Apollo Co-Investment Capital Management, LLC	Delaware
Apollo Co-Investment Management, LLC	Delaware
Apollo Co-Investors IX (D), L.P.	Delaware
Apollo Co-Investors Manager, LLC	Delaware
Apollo Co-Investors VI (D), L.P.	Delaware
Apollo Co-Investors VI (DC-D), L.P.	Delaware
Apollo Co-Investors VI (EH-D), LP	Anguilla
Apollo Co-Investors VI (FC-D), LP	Anguilla
Apollo Co-Investors VII (D), L.P.	Delaware
Apollo Co-Investors VII (DC-D), L.P.	Delaware
Apollo Co-Investors VII (EH-D), LP	Anguilla
Apollo Co-Investors VII (FC-D), L.P.	Anguilla
Apollo Co-Investors VII (NR D), L.P.	Cayman Islands
Apollo Co-Investors VII (NR DC-D), L.P.	Cayman Islands
Apollo Co-Investors VII (NR EH-D), LP	Anguilla
Apollo Co-Investors VII (NR FC-D), LP	Anguilla
Apollo Co-Investors VIII (D), L.P.	Delaware
Apollo Co-Investors VIII (DC-D), L.P.	Delaware
Apollo Co-Investors VIII (EH-D), L.P.	Cayman Islands

Apollo Co-Investors VIII (FC-D), L.P.	Cayman Islands
Apollo Commodities Management GP, LLC	Delaware
Apollo Commodities Management, L.P.	Delaware
Apollo Commodities Management, L.P., with respect to Series I	Delaware
Apollo Consumer Credit Advisors, LLC	Delaware
Apollo Consumer Credit Fund, L.P.	Delaware
Apollo Consumer Credit Master Fund, L.P.	Delaware
Apollo Converse Co-Investors, LLC	Delaware
Apollo Converse Holdings GP, LLC	Delaware
Apollo Credit Advisors I, LLC	Delaware
Apollo Credit Advisors III, LLC	Delaware
Apollo Credit Income Co-Investors (D) LLC	Delaware
Apollo Credit Income Management LLC	Delaware
Apollo Credit Liquidity Advisors, L.P.	Delaware
Apollo Credit Liquidity Capital Management, LLC	Delaware
Apollo Credit Liquidity CM Executive Carry, L.P.	Cayman Islands
Apollo Credit Liquidity Investor, LLC	Delaware
Apollo Credit Liquidity Management GP, LLC	Delaware
Apollo Credit Liquidity Management, L.P.	Delaware
Apollo Credit Management (CLO), LLC	Delaware
Apollo Credit Management (European Senior Debt), LLC	Delaware
Apollo Credit Management (Senior Loans) II, LLC	Delaware
Apollo Credit Management (Senior Loans), LLC	Delaware
Apollo Credit Management International Limited	England and Wales
Apollo Credit Management, LLC	Delaware
Apollo Credit Opportunity Advisors I, L.P.	Cayman Islands
Apollo Credit Opportunity Advisors II, L.P.	Cayman Islands
Apollo Credit Opportunity Advisors III (APO FC) GP LLC	Delaware
Apollo Credit Opportunity Advisors III (APO FC) LP	Cayman Islands
Apollo Credit Opportunity Advisors III GP LLC	Delaware
Apollo Credit Opportunity Advisors III LP	Cayman Islands
Apollo Credit Opportunity CM Executive Carry I, L.P.	Cayman Islands
Apollo Credit Opportunity CM Executive Carry II, L.P.	Cayman Islands
Apollo Credit Opportunity Co-Investors III (D) LLC	Delaware
Apollo Credit Opportunity Co-Investors III (FC-D) LLC	Delaware
Apollo Credit Opportunity Management III LLC	Delaware
Apollo Credit Opportunity Management, LLC	Delaware
Apollo Credit Short Opportunities Co-Investors (D), LLC	Delaware
Apollo Credit Short Opportunities Management, LLC	Delaware
Apollo Delos Investments Advisors, S.a r.l.	Luxembourg
Apollo Delos Investments Management, LLC	Delaware
Apollo DSB Co-Invest GP, LLC	Delaware
Apollo Emerging Markets Debt Advisors LP	Cayman Islands
Apollo Emerging Markets Debt Advisors GP LLC	Delaware
Apollo Emerging Markets Debt Co-Investors (D) GP LLC	Delaware
Apollo Emerging Markets Debt Co-Investors (D) LP	Delaware
Apollo Emerging Markets Debt Management LLC	Delaware
Apollo Emerging Markets Fixed Income Strategies Advisors GP, LLC	Delaware
Apollo Emerging Markets Fixed Income Strategies Management, LLC	Delaware

Apollo Emerging Markets, LLC	Delaware
Apollo Energy Opportunity Advisors (APO DC) GP LLC	Delaware
Apollo Energy Opportunity Advisors (APO DC) LP	Cayman Islands
Apollo Energy Opportunity Advisors GP LLC	Delaware
Apollo Energy Opportunity Advisors LP	Cayman Islands
Apollo Energy Opportunity Co-Investors (D), LLC	Delaware
Apollo Energy Opportunity Co-Investors (DC-D) LLC	Delaware
Apollo Energy Opportunity Management, LLC	Delaware
Apollo Energy Yield Co-Investors (D) LLC	Delaware
Apollo Energy Yield Management LLC	Delaware
Apollo EPF Administration, Limited	Cayman Islands
Apollo EPF Advisors II (APO DC), L.P.	Cayman Islands
Apollo EPF Advisors II, L.P.	Cayman Islands
Apollo EPF Advisors III (APO DC), L.P.	Cayman Islands
Apollo EPF Advisors III, L.P.	Cayman Islands
Apollo EPF Advisors, L.P.	Cayman Islands
Apollo EPF Capital Management, Limited	Cayman Islands
Apollo EPF Co-Investors (B), L.P.	Cayman Islands
Apollo EPF Co-Investors II (D), L.P.	Cayman Islands
Apollo EPF Co-Investors II (Euro), L.P.	Cayman Islands
Apollo EPF Co-Investors III (D), L.P	Cayman Islands
Apollo EPF II Capital Management (APO DC-GP), LLC	Cayman Islands
Apollo EPF II Capital Management, LLC	Marshall Islands
Apollo EPF III (Lux Euro B GP) S.a r.l.	Luxembourg
Apollo EPF III Capital Management (APO DC-GP), LLC	Cayman Islands
Apollo EPF III Capital Management, LLC	Delaware
Apollo EPF Management GP, LLC	Delaware
Apollo EPF Management II GP, LLC	Delaware
Apollo EPF Management II, L.P.	Delaware
Apollo EPF Management III, LLC	Delaware
Apollo EPF Management, L.P.	Delaware
Apollo Europe Advisors III, L.P.	Cayman Islands
Apollo Europe Advisors, L.P.	Cayman Islands
Apollo Europe Capital Management III, LLC	Delaware
Apollo Europe Capital Management, Ltd.	Cayman Islands
Apollo Europe Co-Investors III (D), LLC	Delaware
Apollo Europe Management III, LLC	Delaware
Apollo Europe Management, L.P.	Delaware
Apollo European Credit Advisors GP, LLC	Delaware
Apollo European Credit Advisors, L.P.	Cayman Islands
Apollo European Credit Co-Investors, LLC	Delaware
Apollo European Credit Management GP, LLC	Delaware
Apollo European Credit Management, L.P.	Delaware
Apollo European Long Short Advisors GP, LLC	Delaware
Apollo European Long Short Management, LLC	Delaware
Apollo European Middle Market Private Debt Management, LLC	Delaware
Apollo European Senior Debt Advisors, LLC	Delaware
Apollo European Senior Debt Management, LLC	Delaware
Apollo European Strategic Advisors GP, LLC	Delaware

Apollo European Strategic Advisors, L.P.	Cayman Islands
Apollo European Strategic Co-Investors, LLC	Delaware
Apollo European Strategic Management GP, LLC	Delaware
Apollo European Strategic Management, L.P.	Delaware
Apollo Executive Carry VII (NR APO DC), L.P.	Cayman Islands
Apollo Executive Carry VII (NR APO FC), L.P.	Cayman Islands
Apollo Executive Carry VII (NR EH), L.P.	Cayman Islands
Apollo Executive Carry VII (NR), L.P.	Cayman Islands
Apollo Franklin Advisors (APO DC), L.P.	Delaware
Apollo Franklin Advisors (APO DC-GP), LLC	Delaware
Apollo Franklin Co-Investors (DC-D), L.P.	Delaware
Apollo Franklin Management, LLC	Delaware
Apollo Fund Administration IV, L.L.C.	Delaware
Apollo Fund Administration IX, LLC	Delaware
Apollo Fund Administration V, L.L.C.	Delaware
Apollo Fund Administration VI, LLC	Delaware
Apollo Fund Administration VII, LLC	Delaware
Apollo Fund Administration VIII, LLC	Delaware
Apollo Gaucho GenPar, Ltd.	Cayman Islands
Apollo Global Carry Pool Aggregator, L.P.	Cayman Islands
Apollo Global Carry Pool GP, LLC	Delaware
Apollo Global Carry Pool GP, LLC with respect to Series A	Delaware
Apollo Global Carry Pool GP, LLC with respect to Series I	Delaware
Apollo Global Carry Pool GP, LLC with respect to Series I (DC)	Delaware
Apollo Global Carry Pool GP, LLC with respect to Series I (FC)	Delaware
Apollo Global Carry Pool Intermediate (DC), L.P.	Cayman Islands
Apollo Global Carry Pool Intermediate (FC), L.P.	Cayman Islands
Apollo Global Carry Pool Intermediate, L.P.	Cayman Islands
Apollo Global Funding, LLC	Delaware
Apollo Global Real Estate Management GP, LLC	Delaware
Apollo Global Real Estate Management, L.P.	Delaware
Apollo Global Securities, LLC	Delaware
Apollo GSS GP Limited	Guernsey
Apollo HD Advisors GP, LLC	Cayman Islands
Apollo HD Advisors, L.P.	Cayman Islands
Apollo HD Management GP, LLC	Delaware
Apollo HD Management, L.P.	Delaware
Apollo Hercules Advisors GP, LLC	Delaware
Apollo Hercules Advisors, L.P.	Cayman Islands
Apollo Hercules AIV Advisors GP, LLC	Delaware
Apollo Hercules AIV Co-Investors (D), LLC	Delaware
Apollo Hercules Co-Investors (D), LLC	Delaware
Apollo Hercules Management, LLC	Delaware
Apollo HK TMS Investment Holdings GP, LLC	Delaware
Apollo HK TMS Investment Holdings Management, LLC	Delaware
Apollo HVF Co-Investors (D), L.P.	Delaware
Apollo HVF Co-Investors (DC-D), L.P.	Delaware
Apollo Hybrid Value Advisors (APO DC), L.P.	Cayman Islands
Apollo Hybrid Value Advisors (APO DC-GP), LLC	Delaware

Apollo Hybrid Value Advisors (APO FC), L.P.	Cayman Islands
Apollo Hybrid Value Advisors (APO FC-GP), LLC	Delaware
Apollo Hybrid Value Advisors, L.P.	Cayman Islands
Apollo Hybrid Value Capital Management, LLC	Delaware
Apollo Hybrid Value Management GP, LLC	Delaware
Apollo Hybrid Value Management, L.P.	Delaware
Apollo Hybrid Value Overseas Partners (Lux) GP, S.a r.l.	Luxembourg
Apollo Incubator Advisors, LLC	Delaware
Apollo Incubator Management, LLC	Delaware
Apollo India Credit Opportunity Management, LLC	Delaware
Apollo India Services LLP	India
Apollo Infra Equity Advisors (APO DC UT), L.P.	Cayman Islands
Apollo Infra Equity Advisors (APO DC), L.P.	Cayman Islands
Apollo Infra Equity Advisors (APO DC-GP), LLC	Delaware
Apollo Infra Equity Advisors (IH UT), L.P.	Cayman Islands
Apollo Infra Equity Advisors (IH), L.P.	Cayman Islands
Apollo Infra Equity Advisors (IH-GP), LLC	Delaware
Apollo Infra Equity Co-Investors (D), L.P.	Delaware
Apollo Infra Equity Co-Investors (IH-D), L.P.	Delaware
Apollo Infra Equity Management GP, LLC	Delaware
Apollo Infra Equity Management L.P.	Delaware
Apollo International Management (Canada) ULC	British Columbia
Apollo International Management (India), LLC	Delaware
Apollo International Management GP, LLC	Delaware
Apollo International Management, L.P.	Delaware
Apollo Investment Administration, LLC	Delaware
Apollo Investment Consulting Europe Ltd.	England and Wales
Apollo Investment Consulting LLC	Delaware
Apollo Investment Management Europe (Luxembourg) S.a r.l.	Luxembourg
Apollo Investment Management Europe LLP	England and Wales
Apollo Investment Management, L.P.	Delaware
Apollo IP Holdings, LLC	Delaware
Apollo IPF Advisors, LLC	Cayman Islands
Apollo IPF Real Estate Management, LLC	Delaware
Apollo Jupiter Resources Co-Invest GP, LLC	Delaware
Apollo Jupiter Resources Co-Invest GP, ULC	British Columbia
Apollo Kings Alley Credit Advisors (DC), L.P.	Delaware
Apollo Kings Alley Credit Advisors (DC-GP), LLC	Delaware
Apollo Kings Alley Credit Advisors, L.P.	Delaware
Apollo Kings Alley Credit Capital Management, LLC	Delaware
Apollo Kings Alley Credit Co-Investors (D), L.P.	Delaware
Apollo Kings Alley Credit Fund Management, LLC	Delaware
Apollo KP Management, LLC	Delaware
Apollo Laminates Agent, LLC	Delaware
Apollo Life Asset Ltd.	Cayman Islands
Apollo Lincoln Fixed Income Advisors (APO DC), L.P.	Delaware
Apollo Lincoln Fixed Income Advisors (APO DC-GP), LLC	Delaware
Apollo Lincoln Fixed Income Management, LLC	Delaware
Apollo Lincoln Private Credit Advisors (APO DC), L.P.	Delaware

Apollo Lincoln Private Credit Advisors (APO DC-GP), LLC	Delaware
Apollo Lincoln Private Credit Co-Investors (DC-D), L.P.	Delaware
Apollo Lincoln Private Credit Management, LLC	Delaware
Apollo Longevity, LLC	Delaware
Apollo Management (AOP) IX, LLC	Delaware
Apollo Management (AOP) VII, LLC	Delaware
Apollo Management (AOP) VIII, LLC	Delaware
Apollo Management (Germany) VI, LLC	Delaware
Apollo Management (UK) VI, LLC	Delaware
Apollo Management Advisors España, S.L.U.	Spain
Apollo Management Advisors GmbH	Germany
Apollo Management Asia Pacific Limited	Hong Kong
Apollo Management GP, LLC	Delaware
Apollo Management Holdings GP, LLC	Delaware
Apollo Management Holdings, L.P.	Delaware
Apollo Management Hong Kong Limited	Hong Kong
Apollo Management III, L.P.	Delaware
Apollo Management International LLP	England and Wales
Apollo Management IV, L.P.	Delaware
Apollo Management IX, L.P.	Delaware
Apollo Management Japan Limited	Hong Kong
Apollo Management Singapore Pte. Ltd.	Singapore
Apollo Management V, L.P.	Delaware
Apollo Management VI, L.P.	Delaware
Apollo Management VII, L.P.	Delaware
Apollo Management VIII, L.P.	Delaware
Apollo Management, L.P.	Delaware
Apollo Maritime Management, LLC	Delaware
Apollo MidCap B Intermediate Holdings, L.P.	Cayman Islands
Apollo MidCap FinCo Feeder GP LLC	Delaware
Apollo MidCap Holdings (Cayman) GP, Ltd.	Cayman Islands
Apollo MidCap Holdings (Cayman) II GP, Ltd.	Cayman Islands
Apollo MidCap Holdings (Cayman) II, L.P.	Cayman Islands
Apollo MidCap Holdings (Cayman), L.P.	Cayman Islands
Apollo Moultrie Capital Management, LLC	Delaware
Apollo Moultrie Credit Fund Advisors, L.P.	Delaware
Apollo Moultrie Credit Fund Management, LLC	Delaware
Apollo Multi-Credit Fund GP (Lux) S.a r.l.	Luxembourg
Apollo NA Management II, LLC	Delaware
Apollo Natural Resources Partners (Lux) III GP, S.a r.l.	Luxembourg
Apollo Natural Resources Partners (Lux) III, SCSp	Luxembourg
Apollo ND Services, LLC	Delaware
Apollo Net Lease Co., LLC	Delaware
Apollo Oasis Advisors GP, LLC	Cayman Islands
Apollo Oasis Advisors, L.P.	Cayman Islands
Apollo Oasis Management, LLC	Delaware
Apollo Olympus Co-Invest GP, LLC	Delaware
Apollo Overseas Partners (Lux) IX GP, S.a r.l.	Luxembourg
Apollo Palmetto Advisors, L.P.	Delaware

Apollo Palmetto Athene Advisors, L.P.	Delaware
Apollo Palmetto Athene Management, LLC	Delaware
Apollo Palmetto HFA Advisors, L.P.	Delaware
Apollo Palmetto Management, LLC	Delaware
Apollo Parallel Partners Administration, LLC	Delaware
Apollo PE VIII Director, LLC	Anguilla
Apollo Principal Holdings I GP, LLC	Delaware
Apollo Principal Holdings I, L.P.	Cayman Islands
Apollo Principal Holdings II GP, LLC	Delaware
Apollo Principal Holdings II, L.P.	Cayman Islands
Apollo Principal Holdings III GP, Ltd.	Cayman Islands
Apollo Principal Holdings III, L.P.	Cayman Islands
Apollo Principal Holdings IV GP, Ltd.	Cayman Islands
Apollo Principal Holdings IV, L.P.	Cayman Islands
Apollo Principal Holdings IX GP, Ltd.	Cayman Islands
Apollo Principal Holdings IX, L.P.	Cayman Islands
Apollo Principal Holdings V GP, LLC	Delaware
Apollo Principal Holdings V, L.P.	Cayman Islands
Apollo Principal Holdings VI GP, LLC	Delaware
Apollo Principal Holdings VI, L.P.	Cayman Islands
Apollo Principal Holdings VII GP, Ltd.	Cayman Islands
Apollo Principal Holdings VII, L.P.	Cayman Islands
Apollo Principal Holdings VIII GP, Ltd.	Cayman Islands
Apollo Principal Holdings VIII, L.P.	Cayman Islands
Apollo Principal Holdings X GP, Ltd.	Cayman Islands
Apollo Principal Holdings X, L.P.	Cayman Islands
Apollo Principal Holdings XI, LLC	Anguilla
Apollo Principal Holdings XII GP, LLC	Cayman Islands
Apollo Principal Holdings XII, L.P.	Cayman Islands
Apollo Real Estate Europe (Lux) GP, S.a r.l.	Luxembourg
Apollo Resolution Servicing GP, LLC	Delaware
Apollo Resolution Servicing, L.P.	Delaware
Apollo Rose GP, L.P.	Cayman Islands
Apollo Rose II (I), L.P.	Cayman Islands
Apollo Royalties Management, LLC	Delaware
Apollo RRI Management LLC	Delaware
Apollo SA Management, LLC	Delaware
Apollo SB Advisors, LLC	Cayman Islands
Apollo Senior Loan Fund Co-Investors (D), L.P.	Delaware
Apollo SK Strategic Advisors GP, L.P.	Cayman Islands
Apollo SK Strategic Advisors, LLC	Anguilla
Apollo SK Strategic Co-Investors (DC-D), LLC	Marshall Islands
Apollo SK Strategic Management, LLC	Delaware
Apollo Socrates Co-Invest GP, LLC	Delaware
Apollo Socrates Global Co-Invest GP, LLC	Cayman Islands
Apollo SOMA Advisors, L.P.	Delaware
Apollo SOMA Capital Management, LLC	Delaware
Apollo Special Situations Advisors (APO DC), L.P.	Delaware
Apollo Special Situations Advisors (APO DC-GP), LLC	Delaware

Apollo Special Situations Advisors (IH), L.P.	Cayman Islands
Apollo Special Situations Advisors (IH-GP), Ltd.	Cayman Islands
Apollo Special Situations Advisors GP, LLC	Delaware
Apollo Special Situations Advisors, L.P.	Delaware
Apollo Special Situations Co-Investors (D), L.P.	Delaware
Apollo Special Situations Co-Investors (IH-D), L.P.	Cayman Islands
Apollo Special Situations Management, L.P.	Delaware
Apollo Special Situations Management, LLC	Delaware
Apollo SPN Advisors (APO DC), L.P.	Cayman Islands
Apollo SPN Advisors (APO FC), L.P.	Cayman Islands
Apollo SPN Advisors, L.P.	Cayman Islands
Apollo SPN Capital Management (APO DC-GP), LLC	Anguilla
Apollo SPN Capital Management (APO FC-GP), LLC	Anguilla
Apollo SPN Capital Management, LLC	Anguilla
Apollo SPN Co-Investors (D), L.P.	Anguilla
Apollo SPN Co-Investors (DC-D), L.P.	Anguilla
Apollo SPN Co-Investors (FC-D), L.P.	Anguilla
Apollo SPN Management, LLC	Delaware
Apollo ST Advisors, LLC	Cayman Islands
Apollo ST Capital LLC	Delaware
Apollo ST CLO Holdings GP, LLC	Delaware
Apollo ST Credit Partners GP LLC	Delaware
Apollo ST Credit Strategies GP LLC	Delaware
Apollo ST Debt Advisors LLC	Delaware
Apollo ST Fund Management LLC	Delaware
Apollo ST Operating LP	Delaware
Apollo ST Structured Credit Recovery Partners II GP LLC	Delaware
Apollo Structured Credit Recovery Advisors III (APO DC) LLC	Cayman Islands
Apollo Structured Credit Recovery Advisors III LLC	Cayman Islands
Apollo Structured Credit Recovery Advisors IV LLC	Delaware
Apollo Structured Credit Recovery Co-Investors III (D), LLC	Delaware
Apollo Structured Credit Recovery Co-Investors IV (D) LLC	Delaware
Apollo Structured Credit Recovery Management III LLC	Delaware
Apollo Structured Credit Recovery Management IV LLC	Delaware
Apollo SVF Administration, LLC	Delaware
Apollo SVF Advisors, L.P.	Delaware
Apollo SVF Capital Management, LLC	Delaware
Apollo SVF Management GP, LLC	Delaware
Apollo SVF Management, L.P.	Delaware
Apollo Tactical Value SPN Advisors (APO DC), L.P.	Cayman Islands
Apollo Tactical Value SPN Capital Management (APO DC-GP), LLC	Anguilla
Apollo Tactical Value SPN Co-Investors (DC-D), L.P.	Anguilla
Apollo Tactical Value SPN Management, LLC	Delaware
Apollo Tail Convexity Advisors, LLC	Cayman Islands
Apollo Tail Convexity Management, LLC	Delaware
Apollo Talos GenPar, Ltd.	Cayman Islands
Apollo Thunder Advisors GP, Ltd.	Cayman Islands
Apollo Thunder Advisors, L.P.	Cayman Islands
Apollo Thunder Co-Investors (D), LLC	Delaware

Apollo Thunder Management, LLC	Delaware
Apollo Total Return Advisors GP LLC	Delaware
Apollo Total Return Advisors LP	Cayman Islands
Apollo Total Return Co-Investors (D) GP LLC	Delaware
Apollo Total Return Co-Investors (D) LP	Delaware
Apollo Total Return Enhanced Advisors GP LLC	Delaware
Apollo Total Return Enhanced Advisors LP	Cayman Islands
Apollo Total Return Enhanced Management LLC	Delaware
Apollo Total Return ERISA Advisors GP LLC	Delaware
Apollo Total Return ERISA Advisors LP	Delaware
Apollo Total Return Management LLC	Delaware
Apollo Tower Credit Advisors (DC), L.P.	Cayman Islands
Apollo Tower Credit Advisors (DC-GP), LLC	Cayman Islands
Apollo Tower Credit Advisors, LLC	Delaware
Apollo Tower Credit Co-Investors (DE FC-D), L.P.	Delaware
Apollo Tower Credit Management, LLC	Delaware
Apollo TRF CM Management, LLC	Delaware
Apollo TRF MP Management, LLC	Delaware
Apollo U.S. Real Estate Advisors GP II, LLC	Delaware
Apollo U.S. Real Estate Advisors II, L.P.	Cayman Islands
Apollo Union Street Advisors, L.P.	Cayman Islands
Apollo Union Street Capital Management, LLC	Delaware
Apollo Union Street Co-Investors (D), L.P.	Delaware
Apollo Union Street Management, LLC	Delaware
Apollo Union Street SPV Advisors, LLC	Delaware
Apollo Union Street SPV Co-Investors (D), L.P.	Delaware
Apollo USRE Advisors II (HP Industrial II) LLC	Delaware
Apollo USREF Co-Investors II (D), LLC	Delaware
Apollo Value Administration, LLC	Delaware
Apollo Value Advisors, L.P.	Delaware
Apollo Value Capital Management, LLC	Delaware
Apollo Value Management GP, LLC	Delaware
Apollo Value Management, L.P.	Cayman Islands
Apollo Verwaltungs V GmbH	Germany
Apollo VII TXU Administration, LLC	Delaware
Apollo VIII GenPar, Ltd.	Cayman Islands
Apollo Zeus Strategic Advisors, L.P.	Cayman Islands
Apollo Zeus Strategic Advisors, LLC	Delaware
Apollo Zeus Strategic Co-Investors (DC-D), LLC	Delaware
Apollo Zeus Strategic Management, LLC	Delaware
Apollo Zohar Advisors LLC	Delaware
Apollo/Cavenham EMA Advisors II, L.P.	Cayman Islands
Apollo/Cavenham EMA Capital Management II, LLC	Cayman Islands
Apollo/Cavenham EMA Management II, LLC	Delaware
ARM Manager, LLC	Delaware
Athene Asset Management LLC	Delaware
Athene Investment Analytics LLC	Delaware
Athene Momentum Investment Advisors GP, LLC	Delaware
Athene Momentum Investment Advisors, L.P.	Delaware

Athene Mortgage Opportunities GP, LLC	Delaware
August Global Management, LLC	Florida
Avalon Acquisition, LLC	Cayman Islands
BlueWater SM LLC	Delaware
CAI Strategic European Real Estate Advisors GP, LLC	Marshall Islands
CAI Strategic European Real Estate Advisors, L.P.	Marshall Islands
Champ GP, LLC	Delaware
Champ II Luxembourg Holdings S.a r.l.	Luxembourg
Champ L.P.	Cayman Islands
Champ Luxembourg Holdings S.a r.l.	Luxembourg
CMP Apollo LLC	Delaware
CPI Asia G-Fdr General Partner GmbH	Germany
CPI Capital Partners Asia Pacific GP Ltd.	Cayman Islands
CPI Capital Partners Europe GP Ltd.	Cayman Islands
CPI European Carried Interest, L.P.	Cayman Islands
CPI European Fund GP LLC	Delaware
CPI NA Fund GP LP	Cayman Islands
CPI NA GP LLC	Delaware
CPI NA WT Fund GP LP	Delaware
CTM Aircraft Investors GP, Ltd.	Cayman Islands
Cyclone Royalties, LLC	Delaware
Delaware Rose GP, L.L.C.	Delaware
EPE Acquisition Holdings, LLC	Delaware
EPE Debt Co-Investors GP, LLC	Delaware
EPF II Team Carry Plan (APO DC), L.P.	Cayman Islands
EPF II Team Carry Plan, L.P.	Marshall Islands
FCI Co-Investors IV (D), L.P.	Cayman Islands
Financial Credit I Capital Management, LLC	Delaware
Financial Credit II Capital Management, LLC	Delaware
Financial Credit III Capital Management, LLC	Delaware
Financial Credit Investment Advisors I, L.P.	Cayman Islands
Financial Credit Investment Advisors II, L.P.	Cayman Islands
Financial Credit Investment Advisors III, L.P.	Cayman Islands
Financial Credit Investment Advisors IV, L.P.	Cayman Islands
Financial Credit Investment I Manager, LLC	Delaware
Financial Credit Investment II Manager, LLC	Delaware
Financial Credit Investment III Manager, LLC	Delaware
Financial Credit Investment IV Manager, LLC	Delaware
Financial Credit IV Capital Management, LLC	Cayman Islands
Greenhouse Holdings, Ltd.	Cayman Islands
GSAM Apollo Holdings, LLC	Delaware
Gulf Stream Asset Management LLC	North Carolina
Harvest Holdings II (C), L.P.	Cayman Islands
Harvest Holdings II (V), L.P.	Cayman Islands
Harvest Holdings II GP, LLC	Cayman Islands
Harvest Holdings, LLC	Marshall Islands
Insight Solutions GP, LLC	Delaware
Karpos Investments II (C), L.P.	Cayman Islands
Karpos Investments II (V), L.P.	Cayman Islands

Karpos Investments, LLC	Marshall Islands
Lapithus EPF II Team Carry Plan (APO DC), L.P.	Cayman Islands
Lapithus EPF II Team Carry Plan, L.P.	Marshall Islands
LeverageSource Management, LLC	Delaware
London Prime Apartments Guernsey Limited	Guernsey
Lowell GP, LLC	Delaware
MMJV LLC	Cayman Islands
Prime Security Services GP, LLC	Delaware
Redding Ridge Advisors LLC	Delaware
RRH Asset Management CIV GP, LLC	Delaware
RWNIH-ALL Advisors, LLC	Delaware
Smart & Final Holdco LLC	Delaware
ST Holdings GP, LLC	Cayman Islands
ST Management Holdings, LLC	Cayman Islands
Stanhope Life Advisors, L.P.	Cayman Islands
Stone Tower Europe LLC	Delaware
VA Capital Management CIV GP, LLC	Delaware
VC GP C, LLC	Delaware
VC GP, LLC	Delaware
Venator Investment Management Consulting (Shanghai) Limited	China
Venator Real Estate Capital Partners (Hong Kong) Limited	Hong Kong
Verso Paper Investments Management LLC	Delaware
Wolfcamp Co-Investors GP, LLC	Delaware